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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 12, 2001


                               BSQUARE CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         WASHINGTON                      000-27687               91-1650880
(STATE OR OTHER JURISDICTION           (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)                 FILE NUMBER)         IDENTIFICATION NO.)


                         3150 139TH AVENUE SE, SUITE 500
                           BELLEVUE, WASHINGTON 98005
                                 (425) 519-5900

   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

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ITEM 5.  OTHER EVENTS.

         On July 12, 2001, BSQUARE Corporation (the "Company") issued a press release reporting that a lawsuit had been filed against the Company and specific officers and directors of the Company in the United States District Court for the Southern District of New York. A copy of the press release is filed as
Exhibit 99.1 hereto and is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                 Not applicable.

        (b)      PRO FORMA FINANCIAL INFORMATION.

                 Not applicable.

        (c)      EXHIBITS.

                 Exhibit No.              Exhibit Description
                 ----------               -------------------
                   99.1                   Press Release


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BSQUARE CORPORATION

Date:  July 16, 2001                   By:          /s/ Leila L. Kirske
                                          --------------------------------------
                                                       Leila L. Kirske
                                              Vice President of Finance &
                                                      Administration
                                                  (Principal Financial and
                                                    Accounting Officer)
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                               BSQUARE CORPORATION

                                INDEX TO EXHIBITS


EXHIBIT NUMBER
(REFERENCED TO
  ITEM 601 OF                    EXHIBIT
REGULATION S-K)                 DESCRIPTION
---------------                 -----------
   99.1                         Press Release